Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2011,

Prospectus (Class Y shares) Dated May 1, 2011, and

Statement of Additional Information (Class A, B, C, K, Y shares) Dated May 1, 2011

Effective August 31, 2011, the investment team of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Small Cap Equity Fund will be Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA.

Effective August 31, 2011, the portfolio manager of RS Technology Fund will be Stephen J. Bishop.

The prospectuses and statement of additional information are revised accordingly.

August 18, 2011